UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2004

@Road, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31511	94-3209170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47200 Bayside Parkway, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 510-668-1638

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01.1 Regulation FD Disclosure.
Item 7.01.2 Regulation FD Disclosure.
SIGNATURES

Section 7 — Regulation FD

Item 7.01.1 Regulation FD Disclosure.

     @Road, Inc., a leading provider of mobile resource management (MRM) services, introduces @Road® Mobile HotSpot, a Wi-Fi device that can transform any vehicle into a mobile hot spot. Using the @Road Mobile HotSpot, field service personnel can access their corporate networks, run applications, send and receive work orders and job status information, retrieve schematics, or access e-mail — anywhere, anytime.

     By wirelessly connecting a laptop or internet-enabled handset into the @Road Mobile HotSpot, mobile workers can instantly access manuals, customer records, update inventory, place orders or review their next assignment, without having to seek out an existing, stationary hot spot. From any internet-connected PC, dispatchers can see when jobs are complete and provide their customers with the actual time that a technician will arrive at their home or place of business, instead of making them wait for hours on end.

     “Field service organizations understand that real-time access to both location-based and back office information, at the point of business, is an important corporate and competitive advantage,” said Brent Iadarola, analyst with Frost & Sullivan. “@Road Mobile HotSpot is another example of the technology and market leadership for which @Road is known.”

     “@Road is committed to helping companies with mobile workforces improve the way they do business,” said Krish Panu, president and CEO of @Road. “We believe that @Road Mobile HotSpot can transform the role of field service personnel from on-site product support to that of on-site customer care. The two-way flow of information at the point of business can help organizations increase sales, reduce operations costs, increase workforce productivity and enhance customer loyalty.”

     @Road Mobile HotSpot is an extension of the @Road GeoManagersm family of products. Built to withstand the demanding in-vehicle environment, the @Road Mobile HotSpot device also serves as an enterprise-grade router that offers automatic channel selection for remote access points, and security features including firewall, access control filters and 802.1x security protocols. @Road provides centralized administration making it easy for organizations to install and deploy. @Road Mobile HotSpot is compatible with both 802.11b and 802.11g protocols and is expected to support the emerging 802.11i standard, upon its ratification by IEEE.

     Benefits to mobile workers include:

•	Provides real-time secure access to back office data and applications

•	Eliminates the need for multiple devices to access company information

•	Increases job performance capabilities

     Benefits to businesses include:

•	Real-time updates at the point of business

•	Provides centralized administration and job status information via Web-based control panel

•	Field service personnel can provide higher quality of service to customers

Item 7.01.2 Regulation FD Disclosure.

     @Road and Nextel Communications, Inc. announces the addition of @Road Pathwaysm iLM® to their suite of mobile resource management offerings. The two companies plan to bring to market the new in-vehicle solution designed for small and mid-sized field service, delivery and transportation companies that want an entry-level mobile resource management solution.

     Using Nextel’s network, the @Road Pathway iLM service incorporates a number of features that are designed to help minimize the manual tasks of managing mobile workers, including:

•	Locating a nationwide mobile workforce on-demand;

•	Viewing a mobile workforce on customizable maps;

•	Obtaining real-time notification of resources approaching landmark vicinity;

•	Generating instant stop and activity detail reports; and

•	Exporting reports to any standard database and application

     “Nextel is responding to the needs of our customers with a product that allows them to upgrade as their businesses grow,” said Danny Bowman, Nextel’s vice president of wireless data services. “The combination of the @Road Pathway iLM in-vehicle service and Nextel’s leadership in providing wireless business solutions are a winning combination for companies that want a best-in-class, entry-level, in-vehicle device that can help them drive down operations costs and improve productivity through enhanced communication and management of their mobile workforces.”

     “Nextel has been at the forefront of offering wireless business solutions to companies of all sizes,” said Krish Panu, president and CEO of @Road. “We are pleased to introduce the @Road Pathway iLM service with Nextel to further expand product offerings for our sales and distribution channels. Together we can reduce the price barrier historically associated with in-vehicle mobile resource management services.”

     As an extension of the @Road Pathway family of products, @Road Pathway iLM is a hosted service that combines the convenience of wireless communications with access to mobile resource information via a secure @Road web site. The first @Road Pathway application was launched in September 2003 as a phone-based solution for the Motorola i58sr and i88s phones from Nextel.

     @Road and iLM are registered trademarks of @Road, Inc. @Road Pathway and GeoManager are service marks of @Road, Inc. All other product names and services are the property of their respective owners.

     Except for the historical information contained herein, the matters discussed in this Form 8-K are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the ability of @Road and its partners, such as Nextel Communications, Inc., to market and sell the @Road Pathway iLM and @Road Mobile HotSpot services discussed herein, the dependence of @Road on mobile data systems technology, wireless networks, network infrastructure and positioning systems owned and controlled by others, factors such as customer acceptance which could delay or prevent the successful deployment of the @Road Pathway iLM and @Road Mobile HotSpot, and general economic and political conditions. Further information regarding these and other risks is included in the @Road Report on Form 10-Q dated August 9, 2004, Report on Form 10-K dated March 12, 2004 and in its other filings with the Securities and Exchange Commission.

     The information furnished in this item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc.
(Registrant)

Date: October 22, 2004	By: /s/ Krish Panu

Chief Executive Officer